UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

Certara, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39799	82-2180925
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Overlook Center
Suite 101
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

(609) 716-7900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CERT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 11, 2021, pursuant to the amended and restated bylaws of Certara, Inc. (the “Company), the Board of Directors of the Company (the “Board”) increased the number of Board members from eight (8) to nine (9), effective as of June 15, 2021, and designated the newly created vacancy as a Class III director.

On June 11, 2021, the Board elected the following individual to fill such vacancy, effective as of June 15, 2021:

Carol G. Gallagher, PharmD., age 56. Since October 2014, Dr. Gallagher served as a partner with New Enterprise Associates, a venture capital firm. Prior to joining New Enterprise Associates, Dr. Gallagher served as a venture partner with Frazier Healthcare, a venture capital firm, from October 2013 to September 2014. Dr. Gallagher served as the President and Chief Executive Officer of Calistoga Pharmaceuticals, a biopharmaceutical company, from 2008 to 2011, when the company was acquired by Gilead Sciences. From 2007 to 2008, Dr. Gallagher was the President and Chief Executive Officer of Metastatix, Inc., a biopharmaceutical company. Prior to that time starting in 1989, she served in various roles at pharmaceutical companies Eli Lilly, Amgen, Agouron Pharmaceuticals, Pfizer, Biogen Idec Pharmaceuticals, CancerVax and Anadys Pharmaceuticals. In addition to our Board, Dr. Gallagher serves as a director at the following public companies: Millendo Therapeutics, Inc., a biotechnology company, where she has served as a member of the board of directors since 2012; Turning Point Therapeutics, Inc., a biotechnology company, where she has served since August 2019, Frazier Life Sciences Acquisition Corp, a special purpose acquisition company, since October 2020 and Atara Biotherapeutics, Inc. a biotechnology company, where she served as a member of the board of directors since 2013. She previously served on the boards of directors at Anaptys Bio Inc. from 2011 until 2018 and Metacrine, Inc. from 2018 until April 2021.

The Board has appointed Dr. Gallagher to serve as a member of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee.

Dr. Gallagher will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy described in “Executive Compensation−Director Compensation” of the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2021. The Company intends to enter into an indemnification agreement with Dr. Gallagher substantially similar to the indemnification agreements the Company has entered into with other members of the Board.

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTARA, INC.
(Registrant)

Date: June 14, 2021	By:	/s/ Richard M. Traynor
Richard M. Traynor
Senior Vice President and General Counsel